UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013

iGo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-30907	86-0843914
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

17800 North Perimeter Dr., Suite 200,
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)

(480) 596-0061
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 12, 2013, iGo, Inc. (the "Company") gave notice to The NASDAQ Stock Market (“NASDAQ”) of the Company’s intent to voluntarily delist its common stock, par value $0.10 per share, with associated Series H Junior Participating Preferred Stock Purchase Rights, from the NASDAQ Capital Market by filing a Form 25 with the Securities and Exchange Commission ("SEC") on or about November 22, 2013. The Company expects that November 21, 2013 will be the last day that the Company's common stock will trade on NASDAQ. The Company anticipates that the Form 25 will become effective 10 days after the date of filing. The Company's Board of Directors unanimously approved the voluntary delisting of the common stock, with associated purchase rights, on November 7, 2013.

The Company previously disclosed that on September 27, 2013, the Company received a letter from NASDAQ notifying the Company that it was not in compliance with the majority independent director requirement as set forth in Listing Rule 5605(b)(1) and the audit committee requirement as set forth in Listing Rule 5605(c)(2), and that on September 30, 2013, the Company received a letter from NASDAQ reminding the Company of the requirement to hold an annual meeting of shareholders no later than December 31, 2013. Given the unlikely feasibility of ongoing compliance with the NASDAQ listing requirements and recent volume of trading in the Company’s common stock, the Company's Board of Directors has determined that the managerial and administrative costs and burdens associated with having listed securities and complying with the applicable NASDAQ regulatory requirements outweighs the benefits to the Company and its shareholders of a continued NASDAQ listing.

On November 12, 2013, the Company issued a press release announcing its intention to delist its common stock, with associated purchase rights, from the NASDAQ Capital Market and to voluntarily withdraw its common stock from registration under the Securities Exchange Act of 1934, as amended. A copy of the Company's press release is attached hereto as Exhibit 99.1.

Item 8.01     Other Events

After the effective date of delisting, the Company intends to file a Form 15 with the SEC to voluntarily effect deregistration of its securities pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended. The Company is eligible to deregister by filing a Form 15 because it currently has fewer than 300 holders of record of its securities. The Company expects that its obligation to file periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, under Section 13(a) of the Securities Exchange Act of 1934, as amended, will be suspended upon the filing of the Form 15 but are anticipated to continue pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, through January 1, 2014, at which time such obligations, except with respect to the Company’s 2013 Form 10-K, are also expected to be suspended if the Company has less than 300 holders of record. After filing the Form 15, the Company may also seek no action relief from the SEC requesting that the Company’s obligation to file its 2013 Form 10-K be suspended. The Company's Board of Directors unanimously approved the voluntary deregistration of the Company’s securities under the Securities Exchange Act of 1934, as amended, on November 7, 2013.

 Item 9.01    Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 12, 2013.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: November 12, 2013	iGo, Inc. By: /s/ Terry R. Gibson Terry R. Gibson President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 12, 2013.